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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               February 22, 2006

                         HEARTLAND PAYMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                      000-51265                22-3755714
(State or other jurisdiction of   (Commission File No)      (I.R.S. Employer
 incorporation or organization)                           Identification Number)
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                  90 NASSAU STREET, PRINCETON, NEW JERSEY 08542
               (Address of principal executive offices) (Zip Code)

                                 (609) 683-3831
              (Registrant's telephone number, including area code)

        _______________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 22, 2006, Carr Holdings, L.L.C. ("Carr Holdings"), a New Jersey limited liability company owned and managed by Robert O. Carr, the Chairman of the Board and the Chief Executive Officer of Heartland Payment Systems, Inc., a
Delaware corporation (the "Company"), and Thomas Sheridan, the Chief Portfolio
Officer of the Company, entered into a letter agreement terminating an outstanding option (the "Option") held by Mr. Sheridan to purchase 28,000 shares of the Company's common stock from Carr Holdings pursuant to a Sale and Purchase
Agreement, dated March 28, 2005. The Option was terminated in exchange for a payment of $361,900 from Carr Holdings to Mr. Sheridan. The amount of the termination payment was determined by subtracting $9.275, or the exercise price per share of the Option, from the closing price per share of the Company's common stock, on the New York Stock Exchange on the last business day before the date of this letter, or $22.20, and multiplying the difference by 28,000, the amount of shares remaining exercisable under the Option.

ITEM 7.01 REGULATION FD DISCLOSURE

On February 22, 2006, Robert O. Carr, the Chairman of the Board and the Chief
Executive Officer of the Company, exercised an option to purchase 1,750,000 shares of the Company's common stock granted by Greenhill Capital Partners, L.P.
and its affiliated investment funds and LLR Equity Partners, L.P. and its affiliated investment fund (collectively, the "Funds") pursuant to an Option
Agreement entered into in July 2003 between Mr. Carr and the Funds. Pursuant to the terms of that agreement, the purchase price per share was approximately
$7.143, for an aggregate purchase price of $12,500,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

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
Exhibit
Number                             Description
-------   -------------------------------------------------------------------
10.30     Letter Agreement dated February 22, 2006 between Robert O. Carr and
          Thomas Sheridan
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006


                                              Heartland Payment Systems, Inc.
                                              ----------------------------------
                                              (Registrant)


                                          By: /s/ Robert H.B. Baldwin, Jr.
                                              ----------------------------------
                                              Robert H.B. Baldwin, Jr.
                                              Chief Financial Officer